NET-FORCE SYSTEMS INC.






License # 0310A


                    [FREE TRADE & PROCESSING ZONE LOGO HERE]
                               ANTIGUA AND BARBUDA
                          FREE TRADE & PROCESSING ZONE
                    CERTIFICATE AUTHORIZING THE ESTABLISHMENT
                        AND OPERATION OF BUSINESS IN THE
                          FREE TRADE & PROCESSING ZONE

Pursuant to Section 11 of the Free Trade & Processing Zone Act No. 12 of 1994, the Commission certifies that:

NET FORCE ENTERTAINMENT INC.
----------------------------
(Name of Business)

which was incorporated under the laws of Antigua & Barbuda on the 5th day of August 1999, is licensed and authorized to establish and operate

An Offshore Virtual Casino Wagering and Sportsbook Wagering business
--------------------------------------------------------------------
(Type of Business)

for the period April 7, 2001 to April 6, 2002.
within the Free Trade & Processing Zone in Antigua.


                                /s/ "Vere Murphy"
                                -------------------------
                                    Commissioner


                                /s/ "Charles Fernandez"
                                -------------------------
                                    Chairman


Dated this 7th day of April 2001 In Antigua and Barbuda License fee remains the same for a period of five (5) years.














Registration Statement                                                  Page 108

                             NET-FORCE SYSTEMS INC.



                             [GOVERNMENT LOGO HERE]
                        GOVERNMENT OF ANTIGUA AND BARBUDA



Director of Offshore Gaming
Expediter of International Investment

Office of the Prime Minister
Queen Elizabeth Highway,
ST. JOHN'S, ANTIGUA, W.I.

Tel: (268)-462-0773/462-4956
E-mail: mcallisterg@candw.ag



August 5, 1999

Mr. Terence Bowering
President, Manager Director
Net Force Entertainment Inc.
P.O. Box W-645,
St, John's. Antigua


Dear Mr. Bowering,


This letter serves as notification of the approval of the application for Virtual Casino/Sports Wagering License for Net Force Entertainment Inc., a company duly incorporated under the laws of Antigua and Barbuda. Your office will be notified when the License Certificate is available.


I remain,


/s/ "Gyneth A. McAllister"
---------------------------
Mrs. Gyneth A. McAllister

















Registration Statement                                                  Page 109

                             NET-FORCE SYSTEMS INC.




License #0138A

                    [FREE TRADE & PROCESSING ZONE LOGO HERE]
                               ANTIGUA AND BARBUDA
                          FREE TRADE & PROCESSING ZONE
                    CERTIFICATE AUTHORIZING THE ESTABLISHMENT
                        AND OPERATION OF BUSINESS IN THE
                          FREE TRADE & PROCESSING ZONE

    Pursuant to Section 11 of the Free Trade & Processing Zone Act No. 12 of
       1994, the Commission certifies that: NET FORCE ENTERTAINMENT INC.
       -----------------------------------------------------------------
                               (Name of Business)

which was incorporated under the laws of Antigua & Barbuda on the 5th day of August 1999, is licensed and authorized to establish and operate

      An Offshore Virtual Casino Wagering and Sportsbook Wagering business
      --------------------------------------------------------------------
                               (Type of Business)
for the period August 5, 1999 to August 4, 2000.
within the Free Trade & Processing Zone in Antigua.


                                        /s/  "Vere Murphy"
                                           -------------------------
                                             Commissioner


                                        /s/  "Charles Fernandez"
                                           -------------------------
                                             Chairman

                                    Dated this 1st day of September 1999

                                    In Antigua and Barbuda

                                    License fee remains the same for a period of five (5) years.










Registration Statement                                                  Page 110